SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                                 (Amendment No.    )

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X  ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              RSI Retirement Trust
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Board of Trustees of RSI Retirement Trust
                    -----------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[   ]     $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (2) or
          Item 229a (2) of Schedule 14A.
[   ]     $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6 (i) (3).
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1) Title of each class of securities to which transaction applies:

                 -------------------------------------------------------

          2)     Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

                 --------------------------------------------------------

          4)     Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------

          5)     Total Fee Paid:

                 --------------------------------------------------------

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)     Amount Previously Paid:

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           2)    Form, Schedule or Registration Statement No.:

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           3)     Filing Party:

                  --------------------------------------------------------

           4)     Date Filed:

                  --------------------------------------------------------

                                RSI RETIREMENT TRUST
                                 317 MADISON AVENUE
                               NEW YORK, NEW YORK 10017
                             ---------------------------
                   NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS
                                     May 23, 2001
                             ----------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on May 23, 2001 at 10:30 A.M. (E.D.T.), for the following purposes:

     1. To elect three (3) trustees for terms of three (3) years and until their respective successors are elected and qualified.

     2. To consider ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending September 30, 2001.

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on April 18, 2001 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.

                                   By Order of the Trustees,

                                   /s/ Stephen P. Pollak

                                   STEPHEN P. POLLAK
                                   Executive Vice President,
                                   Counsel and Secretary

DATED:     New York, New York
           April 26, 2001

                            RSI RETIREMENT TRUST

                          -----------------------

                                   PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

     The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on May 23, 2001 and the Proxy Statement attached thereto, and does hereby appoint Christine Gordon and Stephen P. Pollak each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on May 23, 2001, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:

     (1) Election of three (3) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

          Nominees:     Candace Cox
                        William A. McKenna, Jr.
                        Raymond L. Willis


     [   ]     FOR all nominees listed above (except as marked to the contrary below).

     [   ]     WITHHOLD AUTHORITY to vote for all nominees listed above.


     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


                  -----------------------------------------

     (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.


              [   ]  FOR   [   ]  AGAINST   [   ]   ABSTAIN

     (3) Upon all other matters which shall properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP; AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

     Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

     The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *


--------------------------------          --------------------
(Print Name of Trust Participant)          Account no.


-------------------------------------------
(Designated Plan Unitholder, if applicable)


By:                                           Dated:               , 2001
    ---------------------------------------          --------------
     (Signature of individual unitholder,
      or person, officer or committee duly
      designated by Trust Participant)


* Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.

                         RSI RETIREMENT TRUST
                          317 MADISON AVENUE
                       NEW YORK, NEW YORK 10017
                    -------------------------------

                           PROXY STATEMENT
                         GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on May 23, 2001, at 10:30 A.M. (Eastern time), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is April 26, 2001.

     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Trustees have fixed the close of business on April 18, 2001 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

     The Trust had outstanding as of the record date 10,156,401.549 Units of beneficialinterest, which are divided into seven separate Investment Funds as follows:

          Core Equity Fund              1,778,321.514
          Emerging Growth Equity Fund     804,586.635
          Value Equity Fund               998,420.917
          International Equity Fund     1,009,583.255
          Activity Managed Bond Fund    3,483,843.077
          Intermediate-Term Bond Fund   1,278,047.447
          Short-Term Investment Fund      803,598.704

     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, and any other matter that may come before the Meeting or any adjournment thereof. The following table summarizes the foregoing information:

                 PROPOSAL                             INVESTMENT FUNDS VOTING

1.     Election of Trustees                                     All
2.     Ratification of Accountants                              All

     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2.

     The Trust is registered as an openend management investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

                                    PROPOSAL 1
                               Election Of Trustees

     The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 12 members. The class of Trustees to be elected at the Meeting will consist of three Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

     The nominees for Trustee are set forth below under "Information Regarding Trustees."

     At a meeting held on March 22, 2001, the Trustees, including all of the Trustees who are not interested persons of the Trust, as defined in the Act, unanimously nominated the three (3) persons described below for election as Trustees, to take office effective upon their election. All three nominees for Trustees are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the three nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".

                        Information Regarding Trustees

     Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Retirement System Investors Inc. ("Investors"). Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+). The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, New York, N.Y. 10017.

Nominees For Election As Trustees:

                                   Principal Occupation, Business      First
                                   Experience During Past 5 Years,    Became
Name                    Age           President Directorships         Trustee
----                    ---     ----------------------------------   --------
Candace Cox             49      Managing Director, Emerald Capital     1992
                                Advisors, LLC, since February 2000
                                and from December 1998 to November
                                1999; formerly Director of Insti-
                                tutional Investments with Lord
                                Abbett & Co. from December 1999 to
                                February 2000;  President and Chief
                                Investment Officer, Bell Atlantic
                                (formerly NYNEX) Asset Management
                                Company from November 1995 to May 1998;
                                Vice President and Managing Director,
                                between September 1992 and October 1995;
                                Director of American Heart Association.

William A. McKenna,
  Jr.*                  64      Chairman and Chief Executive Officer,   1998
                                Ridgewood Savings Bank, Ridgewood,
                                New York since January 1992;  Trustee
                                of Ridgewood Savings Bank; Trustee of
                                St. Joseph's College;  Director of St.
                                Vincent's Services; Director of Boy's
                                Hope; Director of Retirement System
                                Group Inc.; Director of M.S.B. Fund,
                                Inc.;  Director of Institutional In-
                                vestors Mutual Fund, Inc.;  Member of
                                the Cardinal's Committee of the Laity;
                                Member of University Council, St.
                                John's University; Member of the Dean's
                                Executive Council, Hofstra University
                                School of Business.

Raymond L. Willis      65       Private Investments; Chairman,           1985
                                U.T.C. Pension Trust, Ltd.;
                                President, U.T. Insurance, Ltd.;
                                Director of Association of Private
                                Pension and Welfare Plans; Trustee of
                                Employee Benefits Research Institute.

Trustees Serving With A Term Expiring In One Year:

                                   Principal Occupation, Business      First
                                   Experience During Past 5 Years,    Became
Name                    Age           President Directorships         Trustee
----                    ---     ----------------------------------   --------
William Dannecker *+    61      President of the Trust since May      1987
                                1986; Director of Retirement System
                                Group Inc. since March 1989, Chief
                                Executive Officer since January 1990,
                                Chairman since October 2000, and
                                President from March 1989 to September
                                2000; President and Director of
                                Retirement System Consultants Inc.
                                since January 1990 and March 1989,
                                respectively; Director of Retirement
                                System Investors Inc. since March 1989;
                                President of Retirement System Distributors
                                Inc. from December 1990 to March 1999
                                and Director since July 1989; Director
                                of RSGroup Trust Company since June 1998 and President and Chief Executive Officer from June 1998 to January 1999; Chief
                                Operating Officer since January 1999;
                                Director of RSG Insurance Agency Inc.
                                since March 1996.



Maurice E. Kinkade     59       Director of Development, Maplebrook     1987
                                School, Amenia, New York.


William G. Lillis      70       Real Estate Consultant.                 1986


Trustees Serving With A Term Expiring In Two Years:

Herbert G. Chorbajian  62       Vice Chairman of Charter One            1994
                                Financial, Inc. since November 1998;
                                Chairman, President and Chief Execu-
                                tive Officer of ALBANK Financial, Inc.
                                from April 1992 to November 1998;
                                Chairman and Chief Executive Officer
                                from October 1990 to November 1998
                                and President and Director from June
                                1985 to November 1998, ALBANK, FSB,
                                Albany, New York;  Vice Chairman of
                                the Federal Home Loan Bank of New York;
                                Chairman of the New York Business
                                Development Corporation;  Director or
                                Trustee of the Northeast Health
                                Foundation, Inc.;  the Albany College
                                of Pharmacy;  the Albany Cemetery
                                Association;  the Albany Arts Commission;
                                and the Fort Orange Club.

                                   Principal Occupation, Business      First
                                   Experience During Past 5 Years,    Became
Name                    Age           President Directorships         Trustee
----                    ---     ----------------------------------   --------
James P. Cronin         55       President, Treasurer and Chief        1997
                                 Executive Officer since June 1987
                                 of The Dime Savings Bank of Norwich,
                                 Norwich, Connecticut;  Director or
                                 Trustee of RSGroup Trust Company;
                                 Mutual Investment Fund of Connecticut;
                                 Hartford Mutual Investment Fund;
                                 INFINEX; Norwich Free Academy;
                                 St. Jude Common; John S. Blackmar Fund;
                                 and W. W. Backus Hospital.

Ralph L. Hodgkins, Jr.  67       Vice President, Peoples Heritage Bank,  1983
                                 Portland, Maine from September, 1994
                                 to August 1995;  President and Chief
                                 Executive Officer, Mid Maine Savings
                                 Bank, FSB, Auburn, Maine from August,
                                 1970 to August, 1994.

Joseph L. Mancino*      63       President and Chief Executive Officer   2000
                                 of The Roslyn Savings Bank, Roslyn,
                                 New York, since July 1992 and Chairman
                                 of the Board of Directors since
                                 January 1996; Vice Chairman, President
                                 and Chief Executive Officer of Roslyn
                                 Bancorp, Inc. since January 1997;
                                 Director of Helen Keller Services For
                                 The Blind; Theodore Roosevelt Council-
                                 Boy Scouts of America; Interfaith
                                 Nutrition Network; National Center for
                                 Disability Services; and Long Island
                                 University.

William L. Schrauth     65       Chairman of the Board of Trustees,      1981
                                 The Savings Bank of Utica, Utica,
                                 New York since August 2000; Retired
                                 President and Chief Executive Officer,
                                 The Savings Bank of Utica, Utica, New
                                 York;  Director of Retirement System
                                 Group Inc.; RSGroup Trust Company;
                                 and The Community Foundation of
                                 Herkimer and Oneida Counties, Inc.

William E. Swan         53       Chairman, President and CEO, First     1994
                                 Niagara Bank, Lockport, New York
                                 since July 1989; Director or Trustee
                                 of Buffalo Niagara Partnership; Buffalo
                                 Niagara Enterprise; St. Bonaventure
                                 University; New York Business Development
                                 Corp.; Community Bankers Association of
                                 New York State;  Catholic Charities of
                                 Buffalo, New York; First Niagara Bank;
                                 First Niagara Bank Foundation; First
                                 Niagara Financial Group, Inc.;
                                 Warren-Hoffman Associates, Inc.; NOVA
                                 Healthcare Administrators.

     The Trust has an Audit Committee, Board Affairs Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

     The Audit Committee, which met three times during the Trust's fiscal year ended September 30, 2000, presently consists of Messrs. Chorbajian, Cronin, Hodgkins and Mancino. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Board Affairs Committee, which met three times during the Trust's fiscal year ended September 30, 2000, presently consists of Messrs. Kinkade, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met four times during the Trust's fiscal year ended September 30, 2000, presently consists of Messrs. Willis, Cronin and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2000, presently consists of Messrs. Kinkade, Schrauth and Willis. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 2000, presently consists of Messrs. Lillis, McKenna and Swan. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 2000. There were no special meetings. During the Trust's fiscal year ended September 30, 2000, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

Information Regarding the Trust Chairman and Executive Officers

     The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2000, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Heidi Viceconte, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, New York, N.Y. 10017.

                                     Principal Occupation, Business
                                     Experience During Past 5 Years,
Name                    Age             President Directorships
----                    ---        ----------------------------------
James P. Coughlin       64         Executive Vice President-Investments, of
                                   the Trust since July 1995, Senior Vice
                                   President-Investments, from December 1986 to July 1995; Executive Vice President
                                   -Investments, of Retirement System Group
                                   Inc. since January 1993, Chief Investment
                                   Officer since January 1991, Director since
                                   May 1990; President of Retirement System
                                   Investors Inc. since February 1990.

Stephen P. Pollak       55         Executive Vice President, Counsel and
                                   Secretary of the Trust since July 1995,
                                   Senior Vice President, Counsel and
                                   Secretary from December 1986 to July 1995;
                                   Executive Vice President, Counsel and
                                   Secretary of Retirement System Group Inc.
                                   since January 1993 and Director since March
                                   1989; Vice President and Secretary of
                                   Retirement System Consultants Inc. since
                                   January 1990 and Director since March 1989;
                                   Vice President, Secretary and Compliance
                                   Officer of Retirement System Distributors
                                   Inc. since February 1990 and Director since
                                   July 1989; Vice President and Secretary of
                                   Retirement System Investors Inc. since
                                   February 1990 and Director since March
                                   1989; President and Director of RSG
                                   Insurance Agency Inc. since March 1996;
                                   Executive Vice President, Counsel and
                                   Secretary of RSGroup Trust Company since
                                   August 1998 and Director since June 1998.

Heidi Viceconte        35          Vice President of the Trust since July 2000
                                   and Treasurer since July 1998;  First Vice
                                   President from July 1998 to July 2000;
                                   Second Vice President from July 1995 to
                                   July 1998;  Manager of Trust Accounting
                                   since November 1994;  Vice President of
                                   Retirement System Group Inc. since March
                                   2000; First Vice President from January
                                   1998 to February 2000;  Second Vice
                                   President from January 1995 to December
                                   1997; First Vice President and Trust
                                   Officer of RSGroup Trust Company since
                                   August 1999.

                  Compensation Of Trustees And Officers

Trustees' Compensation

     The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2000. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2000:

       Name of Trustee              Aggregate Compensation From the Trust
       ---------------              -------------------------------------

       Herbert G. Chorbajian                     $18,350.00
       Candace Cox                                 9,441.61*
       James P. Cronin                            21,850.00
       William Dannecker                             -0-
       Ralph L. Hodgkins, Jr.                     18,050.00
       Maurice E. Kinkade                         19,400.00*
       Joseph L. Mancino                           6,808.33
       William A. McKenna, Jr.                    19,800.00
       William G. Lillis                          14,750.00*
       William L. Schrauth                        18,050.00
       William E. Swan                            15,050.00*
       Raymond L. Willis                          23,000.00

Officers' Cash Compensation

     Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.

Section 457 Deferred Compensation Plan

     The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section-457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $8,500 or 33 1/3% of their compensation from the Trust during each calendar year.

     Compensation deferred is distributable in full upon attainment of age
70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

     The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

     Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.

--------------------
  *  Aggregate compensation includes amounts deferred under the Trust's
Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 2000 is as follows:
Ms. Cox ($162,448);  Mr. Kinkade ($280,966);  Mr. Lillis ($76,900) and Mr.
Swan ($20,380).  There are no pension or retirement benefits.

                           PROPOSAL 2

                    Selection Of Accountants

     Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected PricewaterhouseCoopers LLP, at a meeting held November 30, 2000, to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2001.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

     The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                     Information Concerning Investors

     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.

     Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, a whollyowned subsidiary of Retirement System Group Inc. ("RSGroup("), 317 Madison Avenue, New York, New York 10017, currently serves as investment advisor and manager to the Trust. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors also provides investment adviser and management services to the Enterprise Group of Funds, Inc. and the Enterprise Accumulation Fund and may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                           Title and Other
      Name                          Principal Occupation, if any
      ----                          ----------------------------
William Dannecker                   Director

                                    Chairman, Chief Executive Officer
                                    and Director-Retirement System Group, Inc.

                                    President and Director-
                                    Retirement System Consultants Inc.

                                    Director and Registered Principal-
                                    Retirement System Distributors Inc.

                                    Chief Operating Officer and Director-
                                    RSGroup Trust Company

                                    Director - RSG Insurance Agency Inc.
              President

                                    Executive Vice President, Chief Investment
                                    Officer and Director - Retirement System
                                    Group Inc.

                                    Registered Principal-Retirement System
                                    Distributors Inc.

Stephen P. Pollak                   Director, Vice President and Secretary

                                    Executive Vice President, Counsel,
                                    Secretary and Director-Retirement System
                                    Group Inc.

                                    Executive Vice President, Counsel,
                                    Secretary and Director-RSGroup Trust
                                    Company

                                    Vice President, Counsel, Secretary and
                                    Director-Retirement System Consultants,
                                    Inc.

                                    Vice President, Secretary, Registered
                                    Principal and Director-Retirement System
                                    Distributors Inc.

                                    President and Director-RSG Insurance
                                    Agency Inc.

     In addition to acting as Investment Manager for the Trust, Investors acts as an investment sub-advisor for the Growth and Income portfolio of the Enterprise Group of Funds, Inc. and the Growth and Income portfolio of the Enterprise Accumulation Fund, each of which has an investment objective similar to the Core Equity Fund portfolio of the Trust. For the year ended December 31, 2000, Investors was compensated as follows:

Investment                  Total          Rate of       Compensation Received
Fund Name                   Assets       Compensation           For 2000
-------------               ------       ------------    ---------------------
Enterprise Group of Funds
 (Growth and Income)        $258,225,379     .30%               $594,505

Enterprise Accumulation
 Fund (Growth and Income)   $171,254,951     .30%               $396,197

     Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2000, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2000, Consultants received fees from the Trust in the aggregate amount of $6,014,885.

                             Principal Unitholders

     The tax-qualified retirement plan or individual retirement account of each of the institutions and individuals listed below owns beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of April 18, 2001. (Each retirement plan listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.

Name                          Amount of Ownership             Percent of Class
-----                         -------------------             ----------------

Trust (considered as a whole):
   Ridgewood Savings Bank          637,773.268                       6.28
   The Roslyn Savings Bank         631,879.938                       6.22

Core Equity Fund:
   Ridgewood Savings Bank           98,662.692                       5.55
   The Roslyn Savings Bank          97,608.874                       5.49

Emerging Growth Equity Fund:
    Ridgewood Savings Bank          41,735.857                       5.19
    The Roslyn Savings Bank         41,289.620                       5.13

International Equity Fund:
     Ridgewood Savings Bank         87,916.115                       8.71
     The Roslyn Savings Bank        86,976.307                       8.62
     SI Bank & Trust                60,837.510                       6.03

Value Equity Fund:
     Ridgewood Savings Bank         60,690.767                       6.08
     The Roslyn Savings Bank        60,042.296                       6.01

Actively Managed Bond Fund:
     Ridgewood Savings Bank        260,917.266                       7.49
     The Roslyn Savings Bank       258,819.114                       7.43
     SI Bank & Trust               180,682.520                       5.19

Intermediate Term Bond Fund:
     Ridgewood Savings Bank         87,850.571                       6.87
     The Roslyn Savings Bank        87,143.727                       6.82

Short-Term Investment Fund:
     The Dime Savings Bank of
       Williamsburgh *              87,352.249                      10.87
     Ridgewood Savings Bank*        57,202.935                       7.12
     The Roslyn Savings Bank *      53,776.335                       6.69
     IRA of Robert O. Lehrman**     42,614.707                       5.30
     IRA of Robert L. Ludwig**      40,260.073                       5.01

     The addresses of these unitholders are as follows:

     The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Robert O. Lehrman, 1055 River Road, Edgewater, New Jersey 07020; Robert L. Ludwig, 19 Donna Lane, Commack, New York 11725; Ridgewood Savings

-------------------------
*  Defined Contribution Plan
** Individual Retirement Account

Bank, 71-02 Forest Avenue, Ridgewood, New York 11385; The Roslyn Savings Bank, One Jericho Plaza, Jericho, New York 11753; SI Bank & Trust, 15 Beach Street, Stapleton, Staten Island, New York 10304.

                              Vote Required

     Election of Trustees and the approval of the selection of PricewaterhouseCoopers LLP as independent accountants (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.

     The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.

           Deadline For Submission Of Trust Participants'
                    Proposals To Be Presented To
               2002 Annual Meeting Of Trust Participants

     The 2002 Annual Meeting of Trust Participants is expected to be held on or about May 23, 2002. Any proposal intended to be presented by any Trust Participant for action at the 2002 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 23, 2002 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2002 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2002 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

                            Other Matters

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 2000 and Semi-Annual Report for the six months ended March 31, 2001, when published, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.


                                    By Order of the Board of Trustees,

                                    /s/ Stephen P. Pollak

                                    STEPHEN P. POLLAK
                                    Executive Vice President,
                                    Counsel and Secretary


New York, New York
April 26, 2001

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